TRANSAMERICA Madison Conservative Allocation VP

Summary Prospectus

May 1, 2011

Class	Initial & Service
& Ticker	Not Applicable

This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at http://www.transamericaseriestrust.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2011, as supplemented from time to time are incorporated by reference into this summary prospectus. Transamerica Madison Conservative Allocation VP commenced operations on May 1, 2011. The semi-annual report for the portfolio for the fiscal period ending June 30, 2011 will be sent to shareholders once it becomes available.

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.15%	0.15%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses	0.77%	0.77%
Total annual fund operating expenses	0.99%	1.24%

a Other expenses and Acquired fund fees and expenses are based on estimates for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years
Initial	$101	$347
Service	$126	$393

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio's performance. Portfolio turnover rate is not included because the portfolio did not commence operations until the date of this prospectus.

Principal Investment Strategies: The portfolio’s sub-adviser, Madison Asset Management, LLC (“Madison”) seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying Madison-advised mutual funds and Transamerica Asset Management, Inc.-advised mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following ranges:

 0% to 5% money market funds;

 39% to 90% debt securities (e.g., bond funds and convertible bond funds);

 0% to 5% below-investment grade debt securities (e.g., high income funds);

 10% to 46% equity securities (e.g., U.S. stock funds);

 0% to 11% foreign securities (e.g., international stock and bond funds); and

 0% to 5% alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).

Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by Madison.

The portfolio’s composite benchmark consists of the following: 23% Russell 1000 Index; 6% Morgan Stanley Capital International – Europe, Australasia, Far East Index; 1% Russell 2000 Index and 70% Barclays Capital U.S. Aggregate Bond Index.

The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets.

The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, Madison may increase equity exposure to approximately 46% or may decrease equity exposure to approximately 10%. Notwithstanding the guidelines, Madison may elect to allocate fewer assets to equity underlying portfolio when it believes it is advisable to do so. In addition, Madison has established a risk management sleeve within the portfolio in which assets are set aside for the purpose of risk reduction when and if conditions exist that require risk reduction of equity exposure.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take over temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. A default or downgrade will have a greater impact on subordinated securities.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Madison Asset Management, LLC

Portfolio Managers:

David S. Hottmann, CFA, Co-Portfolio Manager since 2011

Patrick F. Ryan, CFA, Co-Portfolio Manager since 2011

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Note: The portfolio does not currently offer Initial class shares.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPST0511MDCON